UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2023

ACACIA RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

767 Third Avenue, 6th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (949) 480-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 3, 2023, Acacia Research Corporation (the “Company”) issued a press release announcing that it has fixed the close of business (5:00 p.m. Eastern Time) on February 13, 2023, as the record date (the “Record Date”) for the Company’s proposed rights offering (the “Rights Offering”). The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously disclosed, the Company has agreed to conduct the Rights Offering pursuant to the terms of the recapitalization agreement, dated as of October 30, 2022 (the “Recapitalization Agreement”), by and among the Company, Starboard Value LP, a strategic investor in the Company, together with certain affiliates of Starboard Value LP (collectively, “Starboard”). Under the terms of the Rights Offering, the Company will distribute non-transferable subscription rights to record holders (“Eligible Securityholders”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) held as of 5:00 p.m. Eastern time on the Record Date.

Pursuant to the Rights Offering, Eligible Securityholders will receive one (1) non-transferable subscription right (a “Subscription Right”) for every four (4) shares of Common Stock owned by such Eligible Securityholders. Each Subscription Right entitles an Eligible Securityholder to purchase, at such Eligible Securityholder’s election, one (1) share of Common Stock at a price of $5.25 per share (the “Subscription Price”). The Subscription Rights will be distributed at no charge to Eligible Securityholders.

Starboard will receive private subscription rights to purchase Common Stock at the Subscription Price pursuant to a concurrent private rights offering (the “Concurrent Private Rights Offering”) in connection with their ownership of Common Stock and, on an as-converted basis, the Company’s Series B Warrants and shares of the Company’s convertible preferred stock designated as Series A Convertible Preferred Stock. The private subscription rights provided to Starboard pursuant to the Concurrent Private Rights Offering will be on substantially the same terms as the Subscription Rights, and will be distributed substantially concurrently with the distribution of the Subscription Rights and will expire at the Expiration Time. The Rights Offering is conditioned upon completion of the Concurrent Private Rights Offering, which will close concurrently with the Rights Offering.

The Company anticipates the subscription period for the planned Rights Offering to commence on February 14, 2023, and to continue until the close of business (5:00 p.m. Eastern Time) on March 1, 2023 (the “Expiration Time”).

The Company intends to use the net proceeds of the Rights Offering and Concurrent Private Rights Offering for general corporate purposes, including to strengthen its financial position, and to serve as capital for its acquisitions platform.

Other Important Information

The proposed Rights Offering will be made pursuant to a prospectus supplement to the Company’s shelf registration statement on Form S-3 (No. 333-249984), to be filed with the SEC prior to the commencement of the proposed Rights Offering.

The information herein and in the press release, including the expected terms of the proposed Rights Offering and the Concurrent Private Rights Offering, is not complete and is subject to change. The Company reserves the right to amend, extend, terminate or cancel the proposed Rights Offering and/or the Concurrent Private Rights Offering or modify the subscription period of the Rights Offering at any time prior to the Expiration Time for any reason. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any subscription rights or any other securities to be issued in the proposed Rights Offering, Concurrent Private Rights Offering or any related transactions, nor shall there be any offer, solicitation or sale of Subscription Rights or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Copies of the prospectus and prospectus supplement, when it becomes available, will be mailed to all Eligible Securityholders and may also be obtained free of charge at the website maintained by the SEC at www.sec.gov or by contacting the information agent for the Rights Offering, Broadridge Corporate Issuer Solutions, LLC, at (888) 789-8409.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws, including statements about our intention to conduct the Rights Offering and Concurrent Private Rights Offering, which statements are subject to substantial risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this communication, or incorporated by reference into this communication, are forward-looking statements. Throughout this communication, we have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecasts,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or other forms of these words or similar words or expressions or the negative thereof, although not all forward-looking statements contain these terms. Forward-looking statements address future events and conditions concerning, among other things, our intention to conduct the Rights Offering and Concurrent Private Rights Offering, acquisition and development activities, financial results of our acquired businesses, intellectual property, or IP, licensing and enforcement activities, other related business activities, the impact of the COVID-19 pandemic, capital expenditures, earnings, litigation, regulatory matters, markets for our services, liquidity and capital resources and accounting matters. Forward-looking statements are subject to substantial risks and uncertainties that could cause our future business, financial condition, results of operations or performance to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this communication. All of our forward-looking statements include assumptions underlying or relating to such statements that may cause actual results to differ materially from those that we are currently expecting, and are subject to numerous factors that present considerable risks and uncertainties, including, without limitation: our ability to consummate the transactions contemplated by the Recapitalization Agreement, including the Rights Offering and Concurrent Private Rights Offering, and the possibility that we may be unable to satisfy the conditions to the closing of the Rights Offering and Concurrent Private Rights Offering or such transactions will not be consummated within the expected time period or at all; our costly acquisitions of and investment in operating businesses and intellectual property; our ability to attract and retain employees and management teams of our operating businesses, the loss of any of whom could materially adversely affect our financial condition, business and results of operations; our relationship with Starboard Value LP and the impact of transactions we have undertaken with respect to its investments in our Company that are intended to simplify our capital structure; the due diligence process we undertake in connection with new acquisitions of operating businesses or intellectual property assets; our acquisition of privately held companies; we may be deemed to be an investment company under the Investment Company Act of 1940, as amended; our outsourcing of a number of services to third-party service providers, which are subject to disruptions, delays, and decrease in our control, which could adversely impact our results of operations; recent U.S. tax legislation; cybersecurity incidents; public health threats such as COVID-19; our expectations related to the use of the net proceeds from the Rights Offering; our ability to implement the use of proceeds as currently expected, and our ability to achieve the anticipated benefits of such use of proceeds; contractual restrictions under the Recapitalization Agreement; and other risks relating to the consummation of the full transactions contemplated by the Recapitalization Agreement, including the Rights Offering and the Concurrent Private Rights Offering, including the risk that any or all of such transactions that have not yet been consummated will not be consummated within the expected time period or at all and the risk that our proceeds from the Rights Offering may be significantly less than the maximum proceeds if our share price does not exceed the subscription price during the subscription period.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. You should not rely on forward-looking statements as predictions of future events. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements or information, whether written or oral, that may be as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 3, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2023
ACACIA RESEARCH CORPORATION

	By:	/s/ Jason Soncini
	Name:	Jason Soncini
	Title:	General Counsel